UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 08, 2024

Martin Marietta Materials, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On, August 8, 2024 the Company announced financial results for the second quarter ended June 30, 2024. The press release, dated August 8, 2024, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On, August 8, 2024 the Company announced financial results for the second quarter ended June 30, 2024. The press release, dated August 8, 2024, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. Additional information about the quarter, and the Company’s use of non-GAAP financial measures, is available on the Company’s website at www.martinmarietta.com by clicking the heading “Reports & Filings”, in the “Investors” section and then clicking the quick link “Non-GAAP Measures”.

The Company will host an online web simulcast of its second quarter 2024 earnings conference call on Thursday, August 8, 2024. The live broadcast of the Company’s conference call will begin at 10:00 a.m., Eastern Time, on August 8, 2024 and can be accessed by dialing +1 (646) 564-2877 and using conference ID 07179. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue for one year. A link to these events will be available at the Company’s website at www.martinmarietta.com. Additional information about the Company’s use of non-GAAP financial measures, as well as certain other financial or statistical information the Company may present at the conference call, will be provided on the Company’s website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 8, 2024, announcing financial results for the second quarter ended June 30, 2024.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: August 8, 2024	By:	/s/ James A. J. Nickolas
James A. J. Nickolas,
Executive Vice President and Chief Financial Officer